    As filed with the Securities and Exchange Commission on December 4, 2000.
                                                      Registration No. 333-86561
 -------------------------------------------------------------------------------
             ---------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             -----------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                     TO THE
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               CIRRUS LOGIC, INC.
             (Exact name of Registrant as specified in its charter)
                             DELAWARE     77-0024818
                (State or other jurisdiction     (I.R.S. Employer
          of incorporation or organization)     Identification Number)

                           4210 SOUTH INDUSTRIAL DRIVE
                               AUSTIN, TEXAS 78744
                                 (512) 445-7222
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                             -----------------------

                                 DAVID D. FRENCH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               CIRRUS LOGIC, INC.
                           4210 SOUTH INDUSTRIAL DRIVE
                               AUSTIN, TEXAS 78744
                                 (512) 445-7222
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                   Copies to:
                             Edward H. Molter, Esq.
                         Brobeck, Phleger & Harrison LLP
                         301 Congress Avenue, Suite 120
                               Austin, Texas 78701
-------------------------------------------------------------------------------
          -------------------------------------------------------------
                               CIRRUS LOGIC, INC.
     This registration statement, as amended to the date of its effectiveness (September 3, 1999), registered the sale from time to time of up to 1,210,228 shares of the Common Stock of the registrant by the stockholder named therein. The offering has now been terminated. Accordingly, the registrant hereby deregisters all shares of the common stock originally covered by this registration statement but not sold pursuant to the prospectus thereto.

------
Item  16.             Exhibits
---------
Exhibit  Number       Exhibit
---------------       -------
  24.1                Power  of  Attorney.


                                   SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas on this 4th day of December, 2000.
                                          CIRRUS  LOGIC,  INC.


                                 By:      /s/  David  D.  French
                                          -----------------------
                                          David  D.  French
                                 President  and  Chief  Executive  Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



     SIGNATURE                            TITLE                             DATE
----------------------  --------------------------------------  ----------------


   /s/ David D. French    President, Chief Executive Officer and Director
   -------------------------
   David D. French       (Principal Executive Officer)         December 4, 2000



   /s/ Robert W. Fay   Vice President, Chief Financial Officer, and  Secretary
   -------------------------
   Robert W. Fay (Principal Financial and Accounting Officer)  December 4, 2000

*  /s/ Michael Hackworth
    -------------------------
    Michael Hackworth          Chairman of the Board           December 4, 2000


    /s/ Suhas S. Patil
    -------------------------
*  Suhas S. Patil     Chairman Emeritus and Director           December 4, 2000



     /s/ D. James Guzy
     -------------------------
  *  D. James Guzy              Director                       December 4, 2000


     /s/ Dr. Harold J. Raveche
     -------------------------
  *  Dr. Harold J. Raveche      Director                       December 4, 2000


     /s/ Walden C. Rhines
     -------------------------
  *  Walden C. Rhines           Director                       December 4, 2000



     /s/ Robert H. Smith
     -------------------------
  *  Robert H. Smith            Director                        December 4, 2000



     /s/ Alfred S. Teo
     -------------------------
  *  Alfred S. Teo              Director                        December 4, 2000






* This registration statement has been signed on behalf of the above officers and directors by Robert W. Fay as attorney-in-fact pursuant to a power of attorney filed as Exhibit 24.1 to this registration statement.

December 4,  2000                                     By:  /s/  Robert  W.  Fay
                                                            --------------------
                                              Robert  W.  Fay,  Attorney-in-Fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM S-3
                                      UNDER
                             SECURITIES ACT OF 1933

                               CIRRUS LOGIC, INC.

                                 EXHIBIT INDEX.

   Exhibit  Number       Exhibit
------------------       -------
            24.1                Power  of  Attorney.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David D. French and Robert W. Fay, jointly and severally, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the documents listed below and any amendments to those documents, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed by the following persons in the capacities indicated on October 18, 2000.

Post Effective amendment to Registration Statement Number 333-23553 on Form S-3:
To withdraw the registration statement for the shares issued to bondholders as the registration rights given in the agreement have expired

Post Effective amendment to Registration Statement Number 333-86561 on Form S-3:
To withdraw the registration statement for the shares issued to AudioLogic, Inc. shareholders as the registration rights given in the acquisition agreement have expired

Post Effective amendment to Registration Statement Number 333-32964 on Form S-3:
To withdraw the registration statement for the shares issued to IBM as the registration rights given in the restructuring agreement have expired

Registration Statement on Form S-8: To file past amendments to the 1989 Employee Stock Purchase Plan with the Securities Exchange Commission

Registration Statement on Form S-8: To increase the number shares authorized for issuance under the 1996 Stock Plan by 3,500,000




SIGNATURE                                   TITLE
---------------------  -----------------------------------------------
/s/ Michael Hackworth
---------------------
Michael L. Hackworth   Chairman of the Board and Director

/s/ Suhas S. Patil
---------------------
Suhas S. Patil         Chairman Emeritus and Director

/s/ David D. French
---------------------
David D. French        President, Chief Executive Officer and Director

/s/ Walden C. Rhines
---------------------

Walden C. Rhines       Director
/s/ Robert H. Smith
---------------------

Robert H. Smith        Director
/s/ Alfred S. Teo
---------------------

Alfred S. Teo          Director
/s/ D. James Guzy
---------------------

D. James Guzy          Director
/s/ Harold J. Raveche
---------------------

Harold J. Raveche      Director

                                        5
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